UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2026

IonQ, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39694	85-2992192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4505 Campus Drive
College Park, Maryland		20740
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 301 298-7997

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	IONQ	New York Stock Exchange
Warrants, each exercisable for one share of common stock for $11.50 per share	IONQ WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on January 25, 2026, IonQ, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with SkyWater Technology, Inc., a Delaware corporation (“SkyWater”), Iris Merger Subsidiary 1 Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub 1”), and Iris Merger Subsidiary 2 LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger Sub 2”). Pursuant to the Merger Agreement, (i) Merger Sub 1 will merge with and into SkyWater, with SkyWater surviving as a wholly owned subsidiary of the Company (the “First Merger”), and (ii) immediately following the effective time of the First Merger, SkyWater, as the surviving entity of the First Merger, will merge with and into Merger Sub 2, which will survive the merger as a wholly owned subsidiary of the Company (together with the First Merger, the “Mergers”).

On July 28, 2026, the Company announced that it had received final regulatory approval to consummate the Mergers, subject to certain conditions and the satisfaction of the other closing conditions set forth in the Merger Agreement.

A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Note to Investors Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. All statements contained in this Current Report on Form 8-K other than statements of historical fact are forward-looking statements, including statements regarding the expected timing of the closing of the Mergers. In some cases, you can identify these statements by forward-looking words such as “pending,” “look forward,” “accelerate,” “anticipate,” “expect,” “suggest,” “plan,” “believe,” “intend,” “estimate,” “target,” “project,” “should,” “could,” “would,” “may,” “will,” “forecast,” “confident,” “position,” “become,” “on track,” “ensure,” “ongoing” and other similar expressions. These statements are only predictions based on our expectations and projections about future events as of the date of this press release and are subject to a number of risks, uncertainties and assumptions that may prove incorrect, any of which could cause actual results to differ materially from those expressed or implied by such statements, including, among others, those described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the Securities and Exchange Commission. New risks emerge from time to time, and it is not possible for our management to predict all risks, nor can management assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement we make. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. Except as otherwise required by law, we undertake no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated July 28, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IonQ, Inc.

Date:	July 28, 2026	By:	/s/ Paul T. Dacier
Paul T. Dacier Chief Legal Officer & Corporate Secretary